Summary of Significant Accounting Policies (Policies)	6 Months Ended
Jun. 30, 2020
Accounting Policies [Abstract]
Virgin Galactic Business Combination and Basis of Presentation	Virgin Galactic Business Combination and Basis of Presentation
The Virgin Galactic Business Combination was accounted for as a reverse recapitalization. Under this method of accounting, SCH has been treated as the acquired company for financial reporting purposes. This determination was primarily based on current shareholders of the VG Companies having a relative majority of the voting power of the combined entity, the operations of the VG Companies prior to the acquisition comprising the only ongoing operations of the combined entity, and senior management of the VG Companies comprising the majority of the senior management of the combined entity. Accordingly, for accounting purposes, the financial statements of the combined entity represent a continuation of the financial statements of the VG Companies with the acquisition being treated as the equivalent of the VG Companies issuing stock for the net assets of SCH, accompanied by a recapitalization. The net assets of SCH were recognized as of the date of the Virgin Galactic Business Combination at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Virgin Galactic Business Combination in these financial statements are those of the VG Companies and the accumulated deficit of VG Companies has been carried forward after the Virgin Galactic Business Combination. Earnings per share calculations for all periods prior to the Virgin Galactic Business Combination have been retrospectively adjusted for the equivalent number of shares outstanding immediately after the Virgin Galactic Business Combination to effect the reverse acquisition.
These consolidated financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”). All intercompany transactions and balances between the various legal entities comprising the Company have been eliminated in consolidation.
Prior to the Virgin Galactic Business Combination, these consolidated financial statements have been derived from the historical consolidated financial statements of Vieco 10 and include assets, liabilities, revenues and expenses directly attributable to our operations and allocations of corporate expenses from the Vieco 10 and GV for providing certain corporate functions, which included, but are not limited to, general corporate expenses related to finance, legal, compliance, facilities, and employee benefits. Following the Virgin Galactic Business Combination, these consolidated financial statements represent the stand-alone activity of the Company.
Prior to the Virgin Galactic Business Combination, corporate expenses were allocated to us from Vieco 10 and GV on the basis of direct usage when identifiable or on the basis of headcount. The Company, Vieco 10 and GV each consider the basis on which the expenses have been allocated to be a reasonable reflection of the utilization of services provided to or the benefit received by the Company. Following the Virgin Galactic Business Combination, the Company expects to incur additional expenses as a stand-alone company. It is not practicable to estimate actual costs that would have been incurred had the Company been a stand-alone company during the periods presented prior to the Virgin Galactic Business Combination. Actual costs that may have been incurred if the Company had been a stand-alone company would depend on a number of factors, including the chosen organizational structure, what functions were outsourced or performed by employees and strategic decisions made in areas such as information technology and infrastructure.
The historical consolidated financial statements prior to the Virgin Galactic Business Combination do not reflect any attribution of debt or allocation of interest expense.
Following the Virgin Galactic Business Combination, we perform these corporate functions using our own resources or purchased services from a related party (Note 5). We have entered into a transition service agreement with Vieco 10 in connection with the separation, many of which are expected to have terms longer than one year.
Prior to the Virgin Galactic Business Combination, the Company was historically funded as part of our Vieco 10 and GV’s treasury program. Cash and cash equivalents were managed through bank accounts legally owned by us, Vieco 10 and GV. Accordingly, cash and cash equivalents held by our Vieco 10 and GV at the corporate level were not attributable to us for any of the periods presented. Only cash amounts legally owned by entities dedicated to the Company are reflected in the condensed consolidated balance sheets. Transfers of cash, both to and from Vieco 10 and GV’s treasury program by us or related parties, are reflected as a component of net parent investment or membership equity in the consolidated balance sheets and as a financing activity on the accompanying consolidated statements of cash flows.
Prior to the Virgin Galactic Business Combination, as the various entities that make up the Company were not historically held by a single legal entity prior to the contribution of the VG Companies into VGH, LLC on July 8, 2019, total net parent investment is shown in lieu of equity in the consolidated financial statements as of the applicable historical periods. Balances between us, Vieco 10 and GV that were not historically cash settled are included in net parent investment. Net parent investment represents Vieco 10’s interest in the recorded assets of us and represents the cumulative investment by Vieco 10 in us through July 8, 2019, inclusive of operating results.
Prior to the Virgin Galactic Business Combination, certain of our employees historically participated in Vieco 10’s stock-based compensation plans in the form of options issued pursuant to Vieco 10's plan. The performance conditions set forth in Vieco 10 stock-based compensation plans resulted in no stock-based compensation expense recognized during all periods presented prior to consummation of the Virgin Galactic Business Combination.
Prior to the Virgin Galactic Business Combination, the operations of the Company were included in the consolidated U.S. federal, and certain state and local and foreign income tax returns filed by GV, where applicable. Income tax expense and other income tax related information contained in the consolidated financial statements for periods prior to the Virgin Galactic Business Combination are presented on a separate return basis as if the Company had filed its own tax returns. The income taxes of the Company as presented in the consolidated financial statements may not be indicative of the income taxes that the Company will generate in the future. Additionally, certain tax attributes such as net operating losses or credit carryforwards are presented on a separate return basis and have been removed subsequent to the Virgin Galactic Business Combination. In jurisdictions where the Company has been included in the tax returns filed by GV, any income tax receivables resulting from the related income tax provisions have been reflected in the consolidated balance sheets within net parent investment or membership equity, as applicable. Following the Virgin Galactic Business Combination, the Company will file separate standalone tax returns as we effectively became a new and separate tax filer from GV with zero tax attributes and liabilities carrying over.

Use of Estimates	Use of EstimatesThe preparation of the consolidated financial statements in conformity with GAAP required us to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. We base these estimates on historical experience and on various other assumptions that we believe are reasonable under the circumstances, the results of which form the basis for making judgments about the carrying amounts of assets and liabilities that are not readily apparent from other sources. Actual results may differ materially from these estimates. Significant estimates inherent in the preparation of the consolidated financial statements include, but are not limited to, accounting for cost of revenue, useful lives of property, plant and equipment, net, accrued liabilities, income taxes including deferred tax assets and liabilities and impairment valuation, stock-based awards and contingencies.
Cash and Cash Equivalents	Cash and Cash EquivalentsThe Company's cash consists of cash on hand and, for periods prior to the consummation of the Virgin Galactic Business Combination, was not swept to a centralized cash pool, or maintained, operated, or legally owned by Vieco 10 and GV. We consider all highly liquid investments with an original maturity of three months or less, when acquired, to be cash equivalents.
Restricted Cash	Restricted CashWe classify as restricted cash any cash deposits received from our future astronauts, that are contractually restricted for operational use until the condition of carriage is signed or the deposits are refunded.
Accounts Receivable	Accounts ReceivableAccounts receivable are recorded at the invoiced amount and unbilled receivable, less an allowance for any potential expected uncollectible amounts and do not bear interest. The Company estimates allowance for doubtful accounts based on historical losses, the age of the receivable balance, credit quality of our customers, current economic conditions, and other factors that may affect the customers’ ability to pay. There was no allowance for uncollectible amounts as of June 30, 2020 and 2019, respectively, and no write-offs for the six months ended June 30, 2020 and 2019, respectively. There was no allowance for uncollectible amounts as of December 31, 2019 and 2018, respectively, and no write-offs for the years ended December 31, 2019, 2018 and 2017, respectively. The Company does not have any off balance sheet credit exposure related to its customers.
Inventory	InventoryInventories consist of raw materials expected to be used for the development of the human spaceflight program and customer specific contracts. Inventories are stated at the lower of cost or net realizable value. If events or changes in circumstances indicate that the utility of our inventories have diminished through damage, deterioration, obsolescence, changes in price or other causes, a loss is recognized in the period in which it occurs. We capitalize labor, material, subcontractor and overhead costs as work-in-process for contracts where control has not yet passed to the customer or been consumed by development activities. In addition, we capitalize costs incurred to fulfill a contract in inventories in advance of a contract award as work-in-process if we determine that the contract award is probable. The Company determines the costs of other product and supply inventories by using the first-in first-out or average cost methods.
Prepayments And Other Current Assets	Prepayments and Other Current AssetsPrepayments consist of prepaid rent, prepaid insurance, and other general prepayments.
Property, Plant and Equipment, net	Property, Plant and Equipment, net
Property, plant and equipment, net and leasehold improvements are stated at cost, less accumulated depreciation.
Depreciation on property, plant and equipment, net is calculated on the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the shorter period of the estimated life or the lease term.
The estimated useful lives of property and equipment are principally as follows:

Asset	Useful Life
Buildings	39 years
Leasehold Improvements	Shorter of the estimated useful life or lease term
Aircraft	20 years
Machinery & equipment	5 to 7 years
IT software and equipment	3 to 5 years
We incur repair and maintenance costs on major equipment, which is expensed as incurred.

Leases	LeasesThe Company determines whether an arrangement contains a lease at inception. A lease is a contract that provides the right to control an identified asset for a period of time in exchange for consideration. For identified leases, the Company determines whether it should be classified as an operating or finance lease. Operating leases are recorded in the balance sheet as: right-of-use asset (“ROU asset”) and operating lease obligation. ROU assets represent the Company’s right to use an underlying asset for the lease term and lease liabilities represent the Company’s obligation to make lease payments arising from the lease. ROU assets and operating lease liabilities are recognized at the commencement date of the lease and measured based on the present value of lease payments over the lease term. The ROU asset also includes deferred rent liabilities. The Company’s lease arrangements generally do not provide an implicit interest rate. As a result, in such situations the Company uses its incremental borrowing rate based on the information available at commencement date in determining the present value of lease payments. The Company includes options to extend or terminate the lease when it is reasonably certain that it will exercise that option in the measurement of its ROU assets and liabilities. Lease expense for operating leases is recognized on a straight-line basis over the lease term. The Company has some lease agreements with lease and non-lease components, which are accounted for as a single lease component.
Capitalized Software	Capitalized SoftwareWe capitalize certain costs associated with the development or purchase of internal-use software. The amounts capitalized are included in property, plant and equipment, net on the accompanying consolidated balance sheets and are amortized on a straight-line basis over the estimated useful life of the resulting software, which approximates 3 years. As of June 30, 2020, December 31, 2019 and 2018, net capitalized software totaled $3.0 million, $2.4 million and $1.3 million, including accumulated amortization of $5.5 million, $5.3 million and $5.0 million, respectively. No amortization expense is recorded until the software is ready for its intended use.
Long-Lived Assets	Long-Lived AssetsLong-lived assets primarily consist of property, plant and equipment, net and are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset to be tested for possible impairment, we first compare undiscounted cash flows expected to be generated by that asset group to its carrying amount. We assess impairment for asset groups, which represent a combination of assets that produce distinguishable cash flows. If the carrying amount of the asset group is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying amount exceeds its fair value. Fair value is determined through various valuation techniques, including discounted cash flow models, quoted market values, and third-party independent appraisals, as considered necessary. We have not recorded any impairment charges during the periods or years presented.
Other Noncurrent Assets	Other Noncurrent AssetsOther noncurrent assets consist primarily of deposits.
Fair Value Measurements	Fair Value Measurements
We utilize valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs to the extent possible. We estimate fair value based on assumptions that market participants would use in pricing an asset or liability in the principal or most advantageous market. When considering market participant assumptions in fair value measurements, the following fair value hierarchy distinguishes between observable and unobservable inputs, which is categorized in one of the following levels:
•Level 1 inputs: Unadjusted quoted prices in active markets for identical assets or liabilities accessible to the reporting entity at the measurement date;
•Level 2 inputs: Other than quoted prices included in Level 1 inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability; and
•Level 3 inputs: Unobservable inputs for the asset or liability used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at measurement date.
The carrying amounts included in the Consolidated Balance Sheets under current assets and current liabilities approximate fair value because of the short maturity of these instruments.
Segments	SegmentsOperating segments are defined as components of an entity for which separate financial information is available and that is regularly reviewed by the Chief Operating Decision Maker (“CODM”) in deciding how to allocate resources to an individual segment and in assessing performance. The Company’s CODM is its Chief Executive Officer. The Company has determined that it operates in one operating segment and one reportable segment, as the CODM reviews financial information presented on a consolidated basis for purposes of making operating decisions, allocating resources, and evaluating financial performance.
Comprehensive Loss	Comprehensive LossComprehensive loss generally represents all changes in equity other than transactions with owners. Our comprehensive loss consists of net loss and foreign currency translation adjustments.
Revenue Recognition	Revenue RecognitionSpaceflight operations and other revenue is recognized for providing human spaceflights and carrying payload cargo into space. While we have yet to undertake our first commercial human spaceflight, we successfully carried multiple payloads into space in February 2019 and the year ended December 31, 2018 and recognized revenue related to these spaceflights during the years ended December 31, 2019 and 2018, respectively. No revenue was recognized for the year ended December 31, 2017. In addition, we have a sponsorship arrangement for which revenue is recognized over the sponsorship term.
Engineering services revenue is recognized for providing services for the research, design, development, manufacture, integration and sustainment of advanced technology aerospace systems, products and services. We have arrangements as a subcontractor to the primary contractor of a long-term contract with the U.S. Government and perform the specified work on a time-and-materials basis subject to a guaranteed maximum price.
For the six months Ended June 30, 2020 and 2019 and for the year ended December 31, 2019
We recognize revenue when control of the promised service is transferred to our customers in an amount that reflects the consideration we expect to be entitled to in exchange for those services.
Our spaceflight operations and other revenue contracts generally contain only one type of distinct performance obligation, carrying spaceflight payloads with delivery of the associated flight data. Revenue for each spaceflight payload is recognized at a point in time upon delivery of flight data to the customer. Revenue for future contracts for human spaceflights is expected to be recognized at a point in time upon successful completion of a spaceflight.
Our engineering services revenue contract obligates us to provide services that together are one distinct performance obligation; the delivery of engineering services. The Company elected to apply the ‘as-invoiced’ practical expedient to such revenues, and as a result, will bypass estimating the variable transaction price. Revenue is recognized as control of the performance obligation is transferred over time to the customer.
Disaggregation of Revenue
Spaceflight operations revenue, engineering services revenue and sponsorship revenue was $— million, $0.2 million and $— million and $0.8 million, $1.4 million and $0.2 million for the six months ended June 30, 2020 and 2019, respectively. Spaceflight operations revenue, engineering services revenue and sponsorship revenue was $0.8 million, $2.8 million, and $0.2 million for the year ended December 31, 2019, respectively.
Contract Balances
Contract assets are comprised of billed accounts receivable and unbilled receivables, which is the result of timing of revenue recognition, billings and cash collections. The Company records accounts receivable when it has an unconditional right to consideration.
The revenue recognized in the engineering services revenue contract often exceeds the amount billed to the customer. The Company records the portion of the revenue amounts to which the Company is entitled but for which the Company has not yet been paid as an unbilled receivable. Unbilled receivables are included in accounts receivable on the Consolidated Balance Sheets and were $0.2 million as of January 1, 2019. As of June 30, 2020 and December 31, 2019, there were no unbilled receivables. As of June 30, 2020 and December 31, 2019, the Company has no other contract assets.
Contract liabilities primarily relate to spaceflight operations and other revenue contracts and are recorded when cash payments are received or due in advance of performance. Cash payments for spaceflight services are classified as customer deposits until enforceable rights and obligations exist, when such deposits also become nonrefundable. Customer deposits become nonrefundable and are recorded as deferred revenue following the Company’s delivery of the conditions of carriage to the customer and execution of an informed consent. As of June 30, 2020 and December 31, 2019, the Company has no deferred revenue.
Payment terms vary by customer and type of revenue contract. It is generally expected that the period of time between payment and transfer of promised goods or services will be less than one year. In such instances, the Company has elected the practical expedient to not evaluate whether a significant financing component exists.
Remaining Performance Obligations
As of December 31, 2019, we have one engineering services revenue contract for which we expect to transfer all remaining promises to the customer in the fiscal year ending December 31, 2020. We do not disclose information about remaining performance obligations for (a) contracts with an original expected length of one year or less, (b) revenues recognized at the amount at which we have the right to invoice for services performed, or (c) variable consideration allocated to wholly unsatisfied performance obligations.
Contract Costs
The Company has not incurred any contract costs in obtaining or fulfilling its contracts.
All of the Company’s revenues for the six months ended June 30, 2020 are attributable to one customer and represents —% of the total accounts receivable as of June 30, 2020. All of the Company’s revenues for the year ended December 31, 2019 are attributable to two customers and represents 42% of the total accounts receivable as of December 31, 2019.
For the years ended December 31, 2018 and 2017
We recognize revenue when delivery of our obligations to our customer has occurred, the collection of the relevant receivable is probable, persuasive evidence of an arrangement exists, and the sales price is fixed or determinable. Revenue is measured at the fair value of the consideration received excluding discounts, rebates, value added tax, and other sales taxes or duty. Cash payments for spaceflight services are classified as customer deposits until persuasive evidence of an arrangement exists, when such deposits also become nonrefundable. Customer deposits become nonrefundable and are recorded as deferred revenue following the Company’s delivery of the conditions of carriage to the customer and execution of an informed consent. Spaceflight operations revenue is recognized when delivery of the service has been completed, namely the experience of spaceflight or satellite payload flight. Cash payments for sponsorships are deferred and recognized as revenue evenly over the sponsorship term. Engineering services revenue is recognized on a time-and-materials basis for direct labor hours incurred at fixed hourly rates.
Spaceflight operations revenue was $0.8 million for the year ended December 31, 2018. No spaceflight operations revenue was recognized for the year ended December 31, 2017. Engineering services revenue was $1.2 million and $1.0 million for the years ended December 31, 2018 and 2017, respectively. Sponsorship revenue was $0.8 million and $0.8 million for the years ended December 31, 2018 and 2017, respectively.

Cost of Revenue	Cost of RevenueCosts of revenue related to spaceflights include costs related to the consumption of a rocket motor, fuel, payroll and benefits for our pilots and ground crew, and maintenance. Costs of revenue related to the engineering services consist of expenses related to materials and human capital, such as payroll and benefits. Once technological feasibility is reached, we will capitalize the cost to construct any additional spaceship vehicles. Costs of revenue will include spaceship vehicle depreciation once those spaceship vehicles are placed into service.
Selling, General and Administrative	Selling, General and AdministrativeSelling, general and administrative expenses consist of human capital related expenses for employees involved in general corporate functions, including executive management and administration, accounting, finance, tax, legal, information technology, marketing and human resources; depreciation expense and rent relating to facilities, including the lease with Spaceport America, and equipment; professional fees and other general corporate costs. Human capital expenses primarily include salaries and benefits.
Research & Development	Research & DevelopmentWe conduct research and development (“R&D”) activities to develop existing and future technologies that advance our spaceflight system towards commercialization. R&D activities include basic research, applied research, concept formulation studies, design, development, and related test program activities. Costs incurred for developing our spaceflight system and flight profiles primarily include equipment, material, and labor hours. Costs incurred for performing test flights primarily include rocket motors, fuel, and payroll and benefits for pilots and ground crew. R&D costs also include rent, maintenance, and depreciation of facilities and equipment and other allocated overhead expenses. We expense all R&D costs as incurred and have not capitalized any spaceship vehicle development costs to date.
Income Taxes	Income Taxes
As of October 25, 2019 and December 31, 2018 and for the period from January 1, 2019 through October 25, 2019 and for the years ended December 31, 2018 and 2017, we adopted the separate return approach for the purpose of presenting the combined financial statements, including the income tax provisions and the related deferred tax assets and liabilities. The historic operations of the Company reflect a separate return approach for each jurisdiction in which the Company had a presence and GV has filed tax returns for the years ended December 31, 2018 and 2017 and will file a tax return for the period from January 1, 2019 through October 25, 2019. As of December 31, 2019 and for the period from October 26, 2019 through December 31, 2019, we will file a separate stand-alone tax return.
The Company records income tax expense for the anticipated tax consequences of the reported results of operations using the asset and liability method. Under this method, the Company recognizes deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities, as well as for operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using the tax rates that are expected to apply to taxable income for the years in which those tax assets and liabilities are expected to be realized or settled. The Company records valuation allowances to reduce its deferred tax assets to the net amount that it believes is more likely than not to be realized. Its assessment considers the recognition of deferred tax assets on a jurisdictional basis. Accordingly, in assessing its future taxable income on a jurisdictional basis, the Company considers the effect of its transfer pricing policies on that income. The Company has placed a full valuation allowance against U.S. federal and state deferred tax assets since the recovery of the assets is uncertain.
The Company recognizes tax benefits from uncertain tax positions only if it believes that it is more likely than not that the tax position will be sustained on examination by the taxing authorities based on the technical merits of the position. As the Company expands, it will face increased complexity in determining the appropriate tax jurisdictions for revenue and expense items which may differ from that of GV. The Company’s policy is to adjust these reserves when facts and circumstances change, such as the closing of a tax audit or refinement of an estimate. To the extent that the final tax outcome of these matters is different than the amounts recorded, such differences will affect the income tax expense in the period in which such determination is made and could have a material impact on its financial condition and operating results. The income tax expense includes the effects of any accruals that the Company believes are appropriate, as well as the related net interest and penalties.

Long Term Incentive Plan and Cash Incentive Plan	Long Term Incentive Plan and Cash Incentive Plan
Long Term Incentive Plan
Prior to the consummation of the Virgin Galactic Business Combination, certain members of management participated in Vieco 10’s Long Term Incentive Plan (the “LTIP Plan”). The LTIP Plan’s purpose was to enhance the ability for us to attract, motivate, and retain certain of our key executives and to strengthen their commitment to us by providing additional compensation in the form of one or more bonus pools payable under the LTIP Plan in the case of a trigger event.
Upon any trigger event (generally a stock sale, asset sale, public offering, or full return of capital at Vieco 10), a bonus pool was to be created where the realization value for such trigger event is greater than the base value, as defined by the LTIP Plan. The participants would then be entitled to receive their allocation of the bonus pool in cash within 60 days of the trigger event’s occurrence. In 2018, the LTIP Plan was cancelled and replaced with a multiyear cash incentive plan (the “Cash Incentive Plan”), described below.
Cash Incentive Plan
On June 19, 2017, the Company adopted the Cash Incentive Plan to provide cash bonuses to employees based on the attainment of three qualifying milestones with defined target dates. The maximum aggregate amount of cash awards under the Cash Incentive Plan is $30.0 million, and approved awards have been allocated equally to each milestone. Compensation cost is recognized when it is probable that a milestone will be achieved. Upon achieving each milestone by the defined target date, 50% of the cash award for that milestone will be vested and the remaining 50% will be vested upon the one year anniversary of the target date if the employee maintained employment in good standing. In the event the milestone is not achieved by the defined target date, but no later than six months after the defined target date, the milestone award would be reduced by half, of which 50% will be vested upon achieving the delayed target date and the remaining 50% will be vested upon the one year anniversary of the delayed target date if the employee maintained employment in good standing. If the milestone is not achieved by six months after the defined target date, the award attributed to that milestone would expire and the associated cash award value would be reserved for future grants under the Cash Incentive Plan.
The first qualifying milestone was not achieved under the Cash Incentive Plan. The second qualifying milestone under the Company’s multiyear cash incentive plan was amended upon the closing of the Virgin Galactic Business Combination such that the participants who remained continuously employed through the closing of the Virgin Galactic Business Combination were entitled to receive 100% of the bonus that such participant would have otherwise received upon the achievement of the original second qualifying milestone, as amended. The Company recognized and settled the $9.9 million in compensation costs owed to participants for the second qualifying milestone upon the closing of the Transaction. The remaining third milestone is deemed not probable of being achieved. As such, no accrual has been recorded related to this plan as of March 31, 2020, December 31, 2019 or December 31, 2018. In the event the Company believes a payment related to the Cash Incentive Plan will become probable in the future, an accrual will be recorded at that time based on the anticipated payout.

Concentrations of Credit Risk and Significant Vendors and Customers	Concentrations of Credit Risks and Significant Vendors and CustomersFinancial instruments that potentially subject us to a significant concentration of credit risk consist primarily of cash and cash equivalents and of certificates of deposit. In respect to accounts receivable, we are not exposed to any significant credit risk to any single counterparty or any company of counterparties having similar characteristics.
Foreign Currency	Foreign CurrencyThe functional currency of our foreign subsidiary operating in the United Kingdom is the local currency. Assets and liabilities are translated to the United States dollar using the period-end rates of exchange. Revenue and expenses are translated to the United States dollar using average rates of exchange for the period. Exchange differences arising from this translation of foreign currency are recorded as other comprehensive income.
Stock-Based Compensation	Stock-Based Compensation
We recognize all stock-based awards to employees and directors as stock-based compensation expense based upon their fair values on the date of grant.
We estimate the fair value of stock-based payment awards on the date of grant. The value of the portion of the award that is ultimately expected to vest is recognized as an expense during the requisite service periods. We have estimated the fair value for each option award as of the date of grant using the Black-Scholes option pricing model. The Black-Scholes option pricing model considers, among other factors, the expected life of the award and the expected volatility of our stock price. We recognize the stock-based compensation expense over the requisite service period using the straight-line method for service condition only awards, which is generally a vesting term of four years. Stock options typically have a contractual term of 10 years. The stock options granted have an exercise price equal to the closing stock price of our common stock on the grant date. Compensation expense for restricted stock units are based on the market price of the shares underlying the awards on the grant date. Compensation expense for performance-based awards reflects the estimated probability that the performance condition will be met. Compensation expense for awards with total stockholder return performance metrics reflects the fair value calculated using the Monte Carlo simulation model, which incorporates stock price correlation and other variables over the time horizons matching the performance periods.
Recent Accounting Pronouncements	Recent Accounting Pronouncements
Changes to GAAP are established by the Financial Accounting Standards Board (“FASB”) in the form of Accounting Standards Updates (“ASU”).
The Company considers the applicability and impact of all ASUs. ASUs not listed below were assessed and determined to be either not applicable or are expected to have minimal impact on our consolidated financial position and results of operations.
(a) Issued Accounting Standard Updates
In August 2018, the FASB issued ASU 2018-13, Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement (Topic 820), which modified the disclosure requirements on fair value measurements. ASU 2018-13 is effective for annual and interim periods in fiscal years beginning after December 15, 2019, with early adoption permitted for removed or modified disclosures. The Company is currently assessing the impact of ASU 2018-13 in its consolidated financial statements.
In May 2019, the FASB issued ASU 2019-05, Financial Instruments - Credit Losses (Topic 326). The purpose of ASU 2019-05 is to provide the option to irrevocably elect the fair value option applied on an instrument-by-instrument basis for certain financial assets upon adoption of ASU 2016-13. Adoption of ASU 2019-05 coincides with the adoption of ASU 2016-13 and will therefore be effective for interim and annual reporting periods beginning after December 15, 2019. The Company’s traded accounts receivables are within the scope of ASU 2019-05. The Company has concluded that historical data, adjusted for any current events and expected future economic factors, is the most appropriate modelling information to determine the Company’s expected credit losses. The Company is currently assessing the impact of ASU 2019-05 in its consolidated financial statements.
In December 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740), which affects general principles within Topic 740, and are meant to simplify and reduce the cost of accounting for income taxes. It removes certain exceptions to the general principles in Topic 740 and simplifies areas including franchise taxes that are partially based on income, transactions with a government that result in a step up in the tax basis of goodwill, the incremental approach for intraperiod tax allocation, interim period income tax accounting for year-to-date losses that exceed anticipated losses and enacted changes in tax laws in interim periods. The changes are effective for annual periods beginning after December 15, 2020. The Company is currently assessing the impact of ASU 2019-12 in its consolidated financial statements.
(b) Adopted Accounting Standard Updates
Leases
In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842), with subsequent amendments. The amended ASU 2016-02 requires lessees to recognize on the balance sheet a right-of-use asset, representing its right to use the underlying asset for the lease term, and a lease liability for all leases with terms greater than 12 months. Under legacy GAAP, operating leases were not recognized by a lessee in its balance sheet. In general, the asset and liability each equal the present value of lease payments. The recognition, measurement, and presentation of expenses and cash flows arising from a lease by a lessee have not significantly changed from current GAAP. The amended ASU 2016-02 retains a distinction between finance leases (i.e., capital leases under current GAAP) and operating leases. The classification criteria for distinguishing between finance leases and operating leases will be substantially similar to the classification criteria for distinguishing between capital leases and operating leases under current GAAP. The amended ASU 2016-02 also requires qualitative and quantitative disclosures designed to assess the amount, timing, and uncertainty of cash flows arising from leases. A modified retrospective transition approach shall be used when adopting ASU 2016-02, which includes a number of optional practical expedients that entities may elect to apply.
Prior to January 1, 2019, the Company accounted for leases under ASC 840, Accounting for Leases. Effective January 1, 2019, the Company adopted the guidance of ASC 842, Leases, which requires an entity to recognize a right-of-use asset (lessee's right to use an asset over the life of a lease or “ROU”) and a lease liability for virtually all leases. The Company adopted ASC 842 under the simplified transition method, which allows companies to forgo the comparative reporting requirements initially required under the modified retrospective transition approach and apply the new guidance prospectively. The new standard provides a number of optional practical expedients in transition. The Company elected the ‘package of practical expedients’, which permitted the Company not to reassess under the new standard its prior conclusions about lease identification, lease classification and initial direct costs; and all of the new standard’s available transition practical expedients. As a result, the comparative financial information has not been updated and the required disclosures prior to the date of adoption have not been updated and continue to be reported under the accounting standards in effect for those periods. The adoption of ASC 842 on January 1, 2019 resulted in the recognition of operating lease right-of-use assets of $16.7 million, lease liabilities for operating leases of $24.8 million, and a zero cumulative-effect adjustment to accumulated deficit. The Company elected to exclude from its balance sheets recognition of leases having a term of 12 months or less (“short-term leases”). Lease expense is recognized on a straight-line basis over the lease term. The adoption did not have a significant impact on the Consolidated Statement of Operations and Comprehensive Loss because the majority of the Company’s leases are currently classified as operating, which under the guidance will continue to be recognized as expense on a straight-line basis. The adoption, however, resulted in a significant gross-up in total assets and total liabilities on the consolidated balance sheet. The amount of the liability represents the aggregate discounted amount of the Company’s minimum lease obligations as of the reporting date. The difference between the asset and liability amounts represents deferred rent liabilities and lease incentives as of the reporting date that are netted against the asset amount. As of December 31, 2019, total future undiscounted minimum payments under our operating leases amounted to $48.8 million.
Revenue from Contracts with Customers
In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers (Topic 606). The core principle of ASU 2014-09 is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. In addition, ASU 2014-09 requires additional disclosure around the nature, amount, timing and uncertainty of revenue and cash flows arising from contracts with customers.
On January 1, 2019, the Company adopted ASU 2014-09 and applied this guidance to those contracts which were not completed at the date of adoption using the modified retrospective method. The Company elected to not separately evaluate the effects of each contract modification before the date of initial application. The comparative information has not been restated and continues to be reported under our accounting policies in effect for those periods.
The Company did not have a cumulative effect of initially applying the new revenue standard and there was no adjustment to the opening balance of net parent investment. There were also no effects on net cash provided by operating activities, net cash used in investing activities or net cash used in financing activities for the year ended December 31, 2019.
Other
Effective January 1, 2019, we early adopted ASU 2018-02, Income Statement-Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income, which allows companies to reclassify from accumulated comprehensive other income to retained earnings stranded tax effects resulting from the enactment of the Tax Act. ASU 2018-02 was enacted on December 22, 2017 and requires certain disclosures about the stranded tax effects. An entity has the option of applying the new guidance at the beginning of the period of adoption or retrospectively to each period (or periods) in which the tax effects related to items remaining in accumulated other comprehensive income are recognized. The adoption of ASU 2018-02 did not have a material impact on the Company’s consolidated financial statements.
Effective January 1, 2019, we adopted ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash and retrospectively for the years presented, which requires restricted cash and restricted cash equivalents to be included with cash and cash equivalents when reconciling the beginning and ending amounts in the statements of cash flows. The adoption of ASU 2016-18 did not have a material effect on the Company's consolidated financial statements.
Effective January 1, 2019, we adopted ASU 2018-07, Stock Compensation - Nonemployee Share-Based Payments (Topic 718), which simplifies the accounting for share-based payments to nonemployees by aligning with the accounting for share-based payments to employees, with certain exceptions. The adoption of ASU 2018-07 did not have a material effect on the Company’s consolidated financial statements.
Effective January 1, 2018, we adopted ASU 2017-09, Stock Compensation – Scope of Modification Accounting (Topic 718), which requires an entity to apply modification accounting in Topic 718 for changes to terms or conditions of a share-based payment awards. The adoption of ASU 2017-09 did not have a material effect on the Company’s consolidated financial statements.
Effective January 1, 2017, we adopted ASU 2016-09, Compensation – Stock Compensation (Topic 718), which requires an entity to recognize excess tax benefits and tax deficiencies (including tax benefits of dividends) on share-based compensation awards as income tax expense. Previously such benefits or deficiencies were recognized in the balance sheet as adjustments to additional paid-in capital. The adoption of ASU 2016-09 did not have a material impact on the Company’s consolidated financial statements.
Effective January 1, 2017, we adopted ASU 2015-11, Inventory (Topic 330): Simplifying the Measurement of Inventory, which requires an entity to measure inventory at the lower of cost or net realizable value and eliminates current GAAP options for measuring market value. ASU 2015-11 defines realizable value as the estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation. The adoption of ASU 2015-11 did not have a material impact on the Company’s consolidated financial statements.